UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2025

HYCROFT MINING HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 3030 Winnemucca, Nevada	89446
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 304-0260

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	HYMCL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on June 12, 2025 (the “Closing Date”) Hycroft Mining Holding Corporation (the “Company”) sold an aggregate of 12,500,000 units (the “Units”) at a public offering price of $3.50 per Unit (the “Offering”), each Unit consisting of one share of Class A Common stock (hereinafter, “common stock”) of the Company and one-half of one common stock purchase warrant (each whole warrant, a “Warrant”), each Warrant exercisable to purchase one share of common stock of the Company at a price of $4.20 per share, pursuant to that certain Underwriting Agreement, dated as of June 12, 2025 (the “Underwriting Agreement”), between the Company and BMO Capital Markets and Paradigm Capital Inc., which acted as joint book-running managers for the offering (the “Underwriters”). In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,875,000 Units, shares of common stock and/or Warrants, at the Underwriters’ discretion (the “Over-Allotment Option”). On June 13, 2025, the Underwriters partially exercised their Over-Allotment Option to purchase 937,500 Warrants.

On July 10, 2025, the Underwriters partially exercised their Over-Allotment Option with respect to an additional 1,324,117 shares of the Company’s common stock, which closed on July 11, 2025.

After giving effect to the exercise of the Over-Allotment Option, the total number of common shares sold by the Company in the public offering increased to 13,824,117 shares and warrants issued increased to 7,187,500. The net proceeds increased to $45,030,351.06, after deducting underwriting discounts and before deducting estimated expenses payable by the Company.

The securities described above were offered and issued pursuant to a Registration Statement (No. 333-279292) on Form S-3, which was filed by the Company with the Securities and Exchange Commission on May 10, 2024, and declared effective on May 31, 2024, and the prospectus supplement filed on June 12, 2025.

The Company issued a press release announcing the exercise and closing of the Over-Allotment Option on July 14, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated July 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 15, 2025	Hycroft Mining Holding Corporation

	By:	/s/ Rebecca A. Jennings
Rebecca A. Jennings
Senior Vice President and General Counsel